SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

Highlands Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33681	20-8924044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Paragon Drive, Suite 125, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 573-8400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 24, 2008, Highlands Acquisition Corp. (the “Company”) received a letter from the American Stock Exchange (“Amex”) stating that, because of the appointment of Mr. Ronnie P. Barnes to the Company’s Board of Directors, the Company is now in compliance with the Amex listing requirement that each listed company have a board of directors comprised of at least a majority of independent directors.

On April 28, 2008, the Company issued a press release announcing the resolution of the continued listing deficiency, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2008

HIGHLANDS ACQUISITION CORP.
By: /s/Philip A. Baratelli Name: Philip A. Baratelli Title: Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release dated April 28, 2008.